__________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 7, 2018 (February 6, 2018)

HOLLY ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)
Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)
(214) 871-3555
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01    Entry into a Material Definitive Agreement.
On February 6, 2018, Holly Energy Partners, L.P. (the “Partnership”) completed the previously announced sale of 3,700,000 common units representing limited partner interests (“Common Units”) at a price of $29.73 per Common Unit for net proceeds of approximately $110 million (the “Private Placement”) pursuant to that certain Common Unit Purchase Agreement, dated January 25, 2018, with each of the Purchasers listed on schedule A thereto (the “Purchasers”). The Common Units were offered and sold in the Private Placement pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.
Registration Rights Agreement
On February 6, 2018, in connection with the closing of the Private Placement, the Partnership entered into a registration rights agreement with the Purchasers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Partnership is required to prepare and file a shelf registration statement to register the offer and sale of Common Units issued in the Private Placement within 60 days of the closing of the Private Placement and use commercially reasonable efforts to cause the Securities and Exchange Commission to declare the resale registration statement effective on or as soon as reasonably practicable after filing.
A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement attached hereto.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

4.1	Registration Rights Agreement, dated February 6, 2018, by and among Holly Energy Partners, L.P. and the various Purchasers party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:    HEP LOGISTICS HOLDINGS, L.P.
its General Partner

By:    HOLLY LOGISTIC SERVICES, L.L.C.
its General Partner

By:     /s/ Richard L. Voliva III

Name: Richard L. Voliva III
Title: Executive Vice President and Chief Financial Officer

Date:    February 7, 2018

EXHIBIT INDEX

Exhibit Number	Exhibit Title
4.1	Registration Rights Agreement, dated February 6, 2018, by and among Holly Energy Partners, L.P. and the various Purchasers party thereto.